SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 22, 1997


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     0-26694                                        93-0945003
(Commission file number)                 (IRS employer identification no.)

         655 East Medical Drive, Bountiful, Utah         84010
         (Address of principal executive offices)      (Zip code)


                                 (801) 298-3360
              (Registrant's telephone number, including area code)


                   This document contains a total of 24 pages.

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Item 5. Other Events

         Specialized Health Products International, Inc., through its operating subsidiary, Specialized Health Products, Inc. ("SHP"), has entered into a Distribution and License Agreement (the "J&J Agreement") with Johnson & Johnson Medical, Inc. ("J&J") to commercialize two applications of SHP's ExtreSafe(R) safety needle technology in a restricted field of application of the technology (the "Technology"). The J&J Agreement provides for monthly development payments by J&J, sharing of field related patent costs, low volume manufacturing revenue, an ongoing royalty stream and a J&J investment in molds, assembly equipment and other capital costs related to commercialization of each product.

         The J&J Agreement also provides for an ongoing joint cooperative program between J&J and SHP which derives future funding directly from sales of SHP created products, low volume manufacturing revenue for SHP and an ongoing royalty stream for additional safety products which are jointly approved for development.

         The J&J Agreement presents certain additional risks to the Company. These include, among other things (i) reliance on J&J for the sale of products utilizing the Technology, and therefore reliance on J&J's marketing ability, marketing plans and credit-worthiness; (ii) goodwill associated with the products utilizing the Technology may inure to the benefit of J&J rather than the Company; and (iii) reliance on J&J to complete development of its products utilizing the Technology.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.    Financial Statements of Businesses Acquired.

                  Not applicable.

         b.    Pro Forma Financial Information.

                  Not applicable.

         c.    Exhibits.

      Number                    Description

       10.1 Distribution and License Agreement, effective date of December 22, 1997, by and among Specialized Health Products International, Inc. and Johnson and Johnson Medical, Inc. (certain portions of the agreement were omitted from the exhibit pursuant to a request for confidential treatment).

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SPECIALIZED HEALTH PRODUCTS
                                               INTERNATIONAL, INC.



                                               By /s/ David A. Robinson
Date: Feburary 10, 1998                           -----------------------------
                                                 David A. Robinson
                                                 President, Chief Executive
                                                 Officer and Director

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